                                                                   EXHIBIT 10.33

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                AMENDMENT NO. 2

     This AMENDMENT No. 2 (the "Amendment") is made and entered into by and between GoAmerica Communications Corporation ("Customer") and Cellco Partnership, doing business as Bell Atlantic Mobile ("BAM") for attachment to Contract ####-##-####, dated May 13, 1997 (the "Agreement").

     1. This Amendment is an integral part of and modifies the Agreement. The terms used herein which are defined or specified in the Agreement shall have the meanings set forth in the Agreement. If there are any inconsistencies between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control.

     2. Exhibit A, is hereby deleted in its entirety and replaced with a new Exhibit A, in the form attached hereto.

     3. A new Exhibit B-2, "Pioneer Price Schedule" is hereby added in its entirety as attached hereto.

     4. A new paragraph is hereby added to Section 3, "Pricing" as follows:

"In order to qualify for and receive the rates as shown in this (Amendment), Exhibit B1, "Pioneer Price Schedule," Customer shall provide a pre-payment of $[**], to BAM for charges associated with Customer Contract ###-##-#### to be deposited in an account associated with this Contract Number prior to BAM activating any NEIs on this plan. As NEIs are activated and charges are incurred on this plan, BAM may draw down these funds for any and all charges or fees incurred by Customer. If at anytime the BAM account associated with this Contract Number is less than $[**], Customer shall, within [**] of written notification from BAM, remit payment to achieve a minimum amount of $[**] in the account. Upon non-payment of any sum due BAM, or upon a violation by Customer of any of the provisions of this Agreement, BAM may immediately upon written notice deny any further NEI activations from Customer without incurring any liability. In the event that after [**], Customer fails to make minimum payments required to achieve $[**] in the account associated with this Contract Number BAM may immediately upon written notice temporarily discontinue or interrupt the furnishing of the Service to the Customer. Any failure to achieve the $[**] minimum threshold on a timely basis shall be considered a breach and BAM may pursue any and all of its rights including termination of service and termination of the Agreement."

  Confidential materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


If at the conclusion of the extended term of this Agreement, Customer wishes for this Agreement to automatically renew for an additional one year term as specified in Section 15, Term of Agreement, and continue to take advantage of the rates shown in Exhibit B1, it shall be required to maintain a minimum of [**] active NEIs per month. If such minimum is not maintained, Customer shall be charged the difference between [**] and the actual number of active NEIs, on the following month's invoice. NEIs active on rate plans other than the plan shown on Exhibit B1, shall not be included for the purpose of determining whether Customer has met its monthly minimum."

     5. This Amendment shall be effective when executed by both parties.

     6. All provisions of the Agreement, including attachments thereto, not addressed by this Amendment remain in full force and effect.

IN WITNESS WHEREOF, and intending to be bound hereby, the parties affix their signature to this Amendment.


CELLCO PARTNERSHIP
By Bell Atlantic Mobile, Inc.                GOAMERICA
Its managing general partner:                COMMUNICATIONS CORPORATION


By :   /s/ James Surnight                    By :      /s/ Joseph Korb
    --------------------------------             -------------------------------

Name:   James Surnight                      Name:       Joseph Korb
     -------------------------------             -------------------------------

Title:  VP Data & Internet Services        Title:       President
      ------------------------------             -------------------------------

Date:   2/13/01                             Date:       2/9/01
     -------------------------------             -------------------------------

                                   EXHIBIT A

This Exhibit C sets forth the Area(s), as that term is used in this Agreement, in which BAM is authorized to provide CRS as described in this Agreement. In this Exhibit there is described the individual counties of the MSAs and/or RSAs in which BAM is authorized to conduct its CRS operations.

(a)  COUNTIES OF THE MSA(s) IN WHICH BAM IS LICENSED:

NORTHEAST REGION: Norfolk MA, Essex MA, Middlesex MA, Plymouth MA, Suffolk MA and Rockingham NH of the Boston MSA: Hartford CT, Middlesex CT and Tolland CT of the Hartford MSA; New Haven CT of the New Haven MSA; Madison NY, Worcester MA of the Worcester MSA: Hampden MA and Hampshire MA of the Springfield MSA; Bristol MA of the New Bedford MSA; Hillsborough NH of the Manchester MSA; Orange NY of the Orange County MSA: Dutchess NY of the Poughkeepsie MSA; New London CT of the New London MSA; Berkshire MA of the Pittsfield MSA; Warren NY and Washington NY of the Glen Falls MSA; Chittenden VT and Grand Isle VT of the Burlington MSA; Bristol RI, Kent RI, Providence RI, Washington RI of the Providence MSA; Fairfield CT of the Bridgeport MSA4 Albany NY, Montgomery NY, Rensselaer NY, Saratoga NY, Schenectady NY of the Albany MSA.

PITTSBURG REGION: Allegheny PA, Beaver PA, Washington PA and Westmoreland PA of the Pittsburgh MSA.

NORTHERN NEW JERSEY/NY METRO, REGION: Bronx NY, Kings NY, New York NY, Queens NY, Richmond NY, Putnam NY, Rockland NY, Westchester NY, Bergen NJ, Nassau NY, Suffolk NY, Essex NJ, Morris NJ, Somerset NJ, Union NJ, Hudson NJ and Passaic NJ of the New York MSA; Middlesex NJ of the New Brunswick MSA; Monmouth NJ of the Long Branch MSA.

PHILADELPHIA REGION: Bucks PA, Chester PA, Delaware PA, Montgomery PA, Philadelphia PA, Burlington NJ, Camden NJ and Gloucester NJ of the Philadelphia MSA7, Carbon PA, Lehigh PA, Northampton PA and Warren NJ of the Allentown MSA, Cumberland NJ of the Vineland MSA, New Castle DE, Salem NJ, Cecil MD of the Wilmington MSA, Berks PA of the Reading MSA, Mercer NJ of the Trenton MSA, Atlantic NJ, Cape May NJ of the Atlantic City MSA.

WASHINGTON/BALTIMORE: District of Columbia, Charles MD, Montgomery MD, Prince Georges MD, Alexandria City VA, Fairfax City VA, Falls Church City VA, Manassas City VA, Manassas Park City VA, Arlington VA, Fairfax VA, Loudoun VA and Prince William VA of the Washington DC MSA; Baltimore City MD, Anne Arundel MD, Baltimore MD, Carroll MD, Harford MD and Howard MD of the Baltimore MSA.

SOUTHEAST: Gaston NC, Meklenburg NC and Union NC of the Charlotte MSA; Greenville SC, Pickens SC and Spartanburg SC of the Greenville MSA; Lexington SC and Richland SC of the Columbia MSA; Alexander NC, Burke NC and Catawba NC of the Hickory MSA; Buncombe and Madison of the Asheville, NC MSA; Anderson SC of the Anderson MSA.

(b)  COUNTIES OF THE RSA(s) IN WHICH BAM IS LICENSED:

Northeast Region: Windham in CT 2-WINDHAM; Newport in RI-NEWPORT; Barnstable, Dukes and Nantucket in MA 2-BARNSTABLE; Carroll, Belknap and Merrimack in
NH 2-CARROLL; Franklin, Orleans, Essex, Lamoille, Washington, Caledonia and Orange in VT I-FRANKLIN; Addison, Rutland, Windsor, Bennigton and Windham in VT 2-ADDISON (131); Ostego, Delaware, Schoharie, Sullivan and Ulster in
NY 5-OSTEGO.

PITTSBURGH REGION: Mason, Jackson, Roane, and Calhoun in WV I MASON; Wetzel, Tyler, Doddridge, Ritchie, Gilmer, Lewis, Pleasants in WV 2 WETZEL; McKean, Camerom, and Elk in PA 2 MCKEAN; Butler, Clarion, Lawrence and Armstrong in
PA 6 LAWRENCE (B2); Indiana, Jefferson and Clearfield in PA 7 JEFFERSON; Greene and Fayette in PA 9 GREENE; Huntingdon, Juniata and Mifflin in PA 11
HUNTINGDON (132).

NORTHERN NEW JERSEY/NY METRO REGION: Hunterdon in NJ 1-HUNTERDON; Sussex in NJ 3-SUSSEX.

PHILADELPHIA REGION: Ocean in NJ 2-OCEAN; Kent and Sussex in DE 1-KENT.

WASHINGTON/BALTIMORE: Kent, Queen Annes, Talbor, Caroline, Dorcl-ester, Wicomico, Somerset, Calvert, St. Marys, and Worcester in MD 2-KENT; Frederick in MD 3-FREDERICK; Frederick, Clark, Shenandoah, Page, Rappahannock, Fauquier, Warren and Winchester City in VA 10-FREDERICK (BI); Madison, Culpeper, Orange, Fredericksburg City, Spotsylvania, Louisa and Stafford VA 11-MADISON (B3); Caroline, King George, King William, King & Queen, Essex, Richmond, Westmoreland, Northumberland, Lancaster, Matthews, Northampton, Accomack, and Middlesex in VA 12-CAROLINE (132).

SOUTHEAST: Yancey,Mitchell, Avery, Watauga, and Caldwell in NC 2-YANCEY; Cherokee, Clay, Graham, Macon, Swain, Haywood, Jackson and Transylvania in
NC 1-CHEROKEE; Anson, Montgomery, Richmond, Scotland in NC 5-ANSON; Cabarrus, Stanly, Rowan, Iredell, and Davie in NC 15-CABARRUS; Laurens, Greenwood, McCormick, Edgefield, Saluda, Newberry and Abbeville in SC 2-LAURENS;
Oconee SC 1-OCONEE; Cherokee, Chester, Union and Fairfield in
SC 3-CHEROKEE; Lancaster and York in SC 9-LANCASTER; Dawson, Lumpkin; White, Habersham, Hall, Banks, Franklin, Stephens, Rabun, Barrow in GA 2-DAWSON, Henderson, Polk, Rutherford, Cleveland, McDowell and Lincoln in NC4-HENDERSON; Lee, Wise, Dickenson, Buchanan, Russell and Norton City in VA 1-LEE.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                   EXHIBIT B1

                             PIONEER PRICE SCHEDULE

Monthly Charge per NEI                                                  $[**]

Kilobyte Allowance per NEI                                              [**] KB

Allowance is aggregated monthly across all NEIs on this rate plan.

Kilobyte Rate over Allowance                                            $[**]/KB

Visiting Rate per Kilobyte                                              $[**]/KB

Activation Charge per NEI                                               $[**]

"In order to qualify for and receive the rates as shown, Customer shall provide a pre-payment of $[**], to be deposited in account associated with the customer contract prior to BAM activating any NEIs on this plan. As NEIs are activated and charges incurred on this plan, BAM may draw down these funds for any and all charges or fees incurred by GoAmerica. If at anytime the BAM account is less than $[**], Customer shall, within [**] of written notification from BAM, remit payment to achieve a minimum amount of $[**] in the account. Upon non-payment of any sum due BAM, or upon a violation by Customer of any of the provisions of this Agreement, BAM may immediately upon written notice deny any further NEI activations from Customer without incurring any liability. In the event that after [**], Customer fails to make minimum payments required to achieve $[**] in the account BAM may immediately upon written notice temporarily discontinue or interrupt the furnishing of the Service to the Customer. Any failure to achieve the $[**] minimum threshold on a timely basis shall be considered a breach and BAM may pursue any and all of it's rights including termination of service and termination of the Agreement."

If at the conclusion of the extended term of this Agreement, Customer wishes for this Agreement to automatically renew for an additional one year term as specified in Section 15, Term of Agreement, and continue to take advantage of the rates shown in Exhibit B1, it shall be required to maintain a minimum of [**] active NEIs per month. If such minimum is not maintained, Customer shall be charged the difference between [**] and the actual number of active NEIs, on the following month's invoice. NEIs active on rate plans other than the plan shown on Exhibit 131, shall not be included for the purpose of determining whether Customer has met its monthly minimum."

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  EXHIBIT B-2

                             PIONEER PRICE SCHEDULE

Monthly Charge per NEI                                                S[**]

Kilobyte Allowance per NEI                                            [**]KB

Allowance is aggregated monthly across all NEIs on this rate plan.

Kilobyte Rate over Allowance                                          $[**]/KB

Visiting Rate per Kilobyte                                            $[**]/KB

Activation Charge per NEI                                             $[**]


Note: Participation in this rate plan is subject to the requirements set forth in Section 4 of this Amendment to Contract ###-##-#### between BAM and Go America Communications Corporation.